                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 9, 1998
            --------------------------------------------------------
                Date of Report (Date of earliest event reported)



                               MESSAGEMEDIA, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   000-21751                33-0612860
----------------------------       -------------           -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                    4104 Sorrento Valley Boulevard, Suite 200
                           San Diego, California 92121
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (619) 410-3700
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

        The undersigned hereby amends sections (a) and (c) of Item 7 of its Current Report on Form 8-K filed with the Commission on December 23, 1998 to read as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        Financial Statements of Email Publishing Inc. filed as Exhibit 99.2 herewith.

        Financial Statements of Distributed Bits L.L.C. filed as Exhibit 99.3 herewith.

(c)     EXHIBITS.

        2.1 Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc., certain stockholders of Email Publishing Inc. and Chase Manhattan Bank & Trust Company, National Association.(1)

        2.2 Agreement and Plan of Reorganization dated November 18, 1998 among the Company, DB Acquisition Corp., Distributed Bits L.L.C., Derek Scruggs, DBI L.L.C. and Richard Angell as the Member Representative and Chase Manhattan Bank & Trust Company, National Association as Escrow Agent.(2)

        3.1 Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation.(3)

        99.1    Press Release dated December 16, 1998.(3)

        99.2    Financial Statements of Email Publishing Inc.

        99.3    Financial Statements of Distributed Bits L.L.C.

----------------

        (1) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on August 25, 1998.

        (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on November 30, 1998.

        (3) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on December 23, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MESSAGEMEDIA, INC.



Dated:   February 19, 1999              By:  /s/ BERT C. KLEIN
                                             -----------------------------------
                                             Bert C. Klein
                                             Vice President of Finance and
                                             Administration and Chief Financial
                                             Officer

                                INDEX TO EXHIBITS



    EXHIBIT
    NUMBER                             DESCRIPTION
      2.1       Agreement and Plan of Reorganization dated August 20, 1998 among the Company, EPub Holdings, Inc., Email Publishing Inc., certain stockholders of Email Publishing Inc. and Chase Manhattan Bank &
                Trust Company, National Association.(1)

      2.2 Agreement and Plan of Reorganization dated November 18, 1998 among the Company, DB Acquisition Corp., Distributed Bits
                L.L.C., Derek Scruggs and DBI L.L.C. as the Member
                Representative and Chase Manhattan Bank & Trust Company,
                National Association.(2)

      3.1       Certificate of Amendment to the Company's Amended and Restated
                Certificate of Incorporation.(3)

      99.1      Press Release dated December 16, 1998.(3)

      99.2      Financial Statements of Email Publishing Inc.

      99.3      Financial Statements of Distributed Bits L.L.C.

----------------

        (1) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on August 23, 1998.

        (2) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on November 30, 1998.

        (3) Previously filed as an exhibit to the Company's Current Report on Form 8-K, filed with the SEC on December 23, 1998.